Cambria Tail Risk ETF
Schedule of Investments
January 31, 2025 (Unaudited)

Sector Weightings
U.S. Treasury Obligations	93.9%
Purchased Options	6.1%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.
U.S. TREASURY OBLIGATIONS - 91.3%		Par	Value
United States Treasury Bond, 4.13%, 11/15/2032		$60,879,000	$59,535,382
TOTAL U.S. TREASURY OBLIGATIONS (Cost $61,427,528)			59,535,382

PURCHASED OPTIONS - 5.9%(a)	Notional Amount	Contracts
Put Options - 5.9% (b)(c)			$–
S&P 500 Index		–	$–
Expiration: 03/21/2025; Exercise Price: $4,700.00	$20,537,802	34	17,680
Expiration: 06/20/2025; Exercise Price: $4,900.00	43,491,816	72	219,960
Expiration: 06/20/2025; Exercise Price: $4,800.00	31,410,756	52	140,400
Expiration: 09/19/2025; Exercise Price: $5,100.00	40,471,551	67	471,010
Expiration: 09/19/2025; Exercise Price: $5,200.00	32,618,862	54	427,950
Expiration: 12/19/2025; Exercise Price: $5,400.00	50,740,452	84	1,134,840
Expiration: 12/19/2025; Exercise Price: $5,200.00	11,477,007	19	206,530
Expiration: 03/20/2026; Exercise Price: $5,600.00	19,933,749	33	653,565
Expiration: 03/20/2026; Exercise Price: $5,500.00	19,933,749	33	593,175
TOTAL PURCHASED OPTIONS (Cost $7,032,210)			3,865,110

SHORT-TERM INVESTMENTS - 1.6%		Shares
Money Market Funds - 1.6%
First American Treasury Obligations Fund - Class X, 4.31% (d)		1,058,280	1,058,280
TOTAL SHORT-TERM INVESTMENTS (Cost $1,058,280)			1,058,280

TOTAL INVESTMENTS - 98.8% (Cost $69,518,018)			64,458,772
Other Assets in Excess of Liabilities - 1.2%			798,034
TOTAL NET ASSETS - 100.0%			$65,256,806
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Cambria Tail Risk ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$–	$59,535,382	$–	$59,535,382
Purchased Options	–	3,865,110	–	3,865,110
Money Market Funds	1,058,280	–	–	1,058,280
Total Investments	$1,058,280	$63,400,492	$–	$64,458,772

Refer to the Schedule of Investments for further disaggregation of investment categories.

The monthly average notional amount of purchased option contracts during the period ended January 31, 2025, was $275,535,000.